UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agency Agreement

On May 25, 2016, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, and its manager, BRG Manager, LLC, a Delaware limited liability company, entered into an Agency Agreement, or the Agency Agreement, with Compass Point Research & Trading, LLC as placement agent, or the Agent, in connection with the public offering, or the Offering, by the Company of 400,000 shares of its 8.250% Series A Cumulative Redeemable Preferred Stock, or the Shares. The Shares are registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 (File No. 333-208956), as the same may be amended and/or supplemented, or the Registration Statement, under the Securities Act of 1933, or the Securities Act, and were offered and sold pursuant to a prospectus supplement dated May 25, 2016, and a base prospectus dated January 29, 2016 relating to the Registration Statement.

The Shares were sold at a public offering price of $25.00 per Share, which is the stated amount of the liquidation preference.

The Offering closed on May 26, 2016. Under the terms of the Agency Agreement, the Company and the Operating Partnership have agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act, the Exchange Act of 1934, as amended, and other federal or state statutory laws or regulations. The Agency Agreement contains customary representations, warranties, covenants, obligations of the parties and termination provisions.

The foregoing description of the Agency Agreement is a summary and is qualified in its entirety by the terms of the Agency Agreement, a copy of which is filed as Exhibit No. 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto, and a copy of the opinion of Vinson & Elkins LLP with respect to tax matters concerning the Shares is attached as Exhibit 8.1 hereto.

ITEM 8.01	OTHER EVENTS.

Press Releases Announcing Pricing of the Offering

On May 26, 2016, the Company issued a press release announcing the pricing of the Offering. The press release, a copy of which is filed as Exhibit No. 99.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

1.1	Agency Agreement by and among Compass Point Research & Trading, LLC, as placement agent, Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated May 25, 2016

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

99.1	Pricing Press Release, dated May 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: June 1, 2016	By:	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

1.1	Agency Agreement by and among Compass Point Research & Trading, LLC, as placement agent, Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated May 25, 2016

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

99.1	Pricing Press Release, dated June 1, 2016